POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED APRIL 4, 2014 TO THE

SUMMARY PROSPECTUS DATED AUGUST 30, 2013 OF:

PowerShares Golden Dragon China Portfolio

Effective April 5, 2014, Joshua Betts no longer is a Portfolio Manager of the PowerShares Golden Dragon China Portfolio. Accordingly, as of that date, all information and references related to him are hereby removed from the Summary Prospectus.

Please Retain This Supplement For Future Reference.

P-PGJ-SUMPRO-1 SUP-1 040414